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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 29, 1998, included in this Form 11-K, into the previously filed registration statement of Core Laboratories, N.V., on Form S-8 (File No. 33-80473).




ARTHUR ANDERSEN LLP


Houston, Texas
June 29, 1998